UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2026

MARWYNN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-42554	99-1867981
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2955 Main Street, Ste 100

Irvine, CA 92614

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 949-706-9966

(Former name or former address, if changed since last report): [N/A]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Symbol(s) on which registered	Trading	Name of each exchange
Common Stock, par value $0.001 per share	MWYN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Exchange Act.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 8, 2026, Marwynn Holdings, Inc. (the “Company”) entered into a memorandum of understanding (the “MOU”) with OmniX Technologies Pte. Ltd., a Singapore private company limited by shares (UEN 202529394M), which is identified in the MOU as the owner and operator of the OmniX platform (“OmniX”). The MOU establishes a framework to evaluate potential cooperation in artificial intelligence (“AI”) and high-performance computing infrastructure, AI applications and data analytics, real-world asset (“RWA”) and securities infrastructure, distribution and market development, regional market entry, and corporate and capital markets matters.

The parties will evaluate whether the Company, directly or through an affiliate (including NexaCore Technologies, Inc.), may provide AI and high-performance computing services for OmniX platform workloads, including model training, fine-tuning, inference, model serving, data processing, and analytics. They also will evaluate joint development, deployment, and operation of AI services, including agent orchestration, quantitative and trading-strategy support, risk and margin analytics, fraud and market-abuse detection, prediction functions, customer-support automation, and RWA valuation and risk modeling. Potential work also includes data pipelines and governance, and use of AI services in investor education, suitability assessment, and compliance monitoring, subject to applicable law and the MOU’s data and confidentiality provisions.

Other areas for evaluation include an operating model for the issuance, custody, trading, settlement, and lifecycle servicing of RWA instruments; regulatory mapping and specification of an initial RWA product; potential distribution through the OmniX platform and the use of the Company’s corporate, institutional, and investor relationships; and investor education. The parties also will evaluate a regional hub for AI, computing, and digital financial services serving the Caribbean and Latin America, and structures through which the Company’s U.S.-listed position may support the cooperation. The parties may evaluate a strategic investment or other corporate transaction, but the MOU does not commit the Company to any investment, securities issuance, acquisition, or other transaction.

The MOU designates the Company and its affiliates as OmniX’s preferred suppliers of computing and AI services required for the OmniX platform in the defined territory, and OmniX as the Company’s preferred provider of RWA securities trading infrastructure, multi-asset account technology, and related platform services in that territory. The territory consists of markets in which both parties hold the licenses, registrations, or permissions required for the relevant activity, plus any other markets agreed in writing by the coordination committee.

These preferred-partner provisions are binding obligations as to process and priority, but do not require either party to place or accept an order, transact at any price, or enter into a definitive agreement. For covered requirements, the requesting party must first offer the requirement to the other party before soliciting or concluding an arrangement with a third party, unless the other party declines in writing, does not respond within 15 business days, or cannot meet the requirement on terms that, taken as a whole, are no less favorable than those available from a third party. Exceptions include existing arrangements, requirements of affiliates or existing customers as of the effective date, certain legal, regulatory, or customer constraints, and requirements outside the territory. Either party may terminate its preferred-partner obligations on 30 days’ written notice.

The MOU contemplates an indicative four-phase evaluation: mobilization during the first 30 days; assessment during days 31 through 120; potential limited pilots during months five through nine; and potential negotiation and execution of definitive agreements during months ten through eighteen. A coordination committee will oversee the evaluation and review progress at specified review points. The timing is indicative, and neither party is required to commence or continue a workstream or proceed to a later phase.

Except for specified provisions, the MOU records the parties’ present intentions and is nonbinding. The provisions designated as binding address definitions and interpretation, preferred-partner procedures, regulatory and compliance matters, confidentiality and announcements, intellectual property, AI and security, costs, the parties’ legal status, survival matters, governing law and dispute resolution, and general contractual matters. Clause 14 is binding only as to survival. Each party retains its pre-existing and independently developed intellectual property; ownership and exploitation rights for jointly developed intellectual property will be determined in a definitive agreement. The MOU does not create a partnership, joint venture, agency, fiduciary, or employment relationship.

The MOU does not obligate either party to purchase or supply services, invest or provide funding, transfer or license assets, implement a project, or enter into a definitive agreement. It specifies no price, fee, revenue share, investment amount, or minimum purchase commitment and does not establish contracted revenue for the Company. Each party generally bears its own evaluation costs and is responsible for the licenses, registrations, approvals, and permissions required for its activities. Any implementation will require separate definitive agreements and any applicable approvals, licenses, and permissions. The MOU itself does not confer regulatory authorization on either party.

The MOU states that it will remain in effect for 18 months from its effective date, unless extended in writing or superseded by definitive agreements. It provides for termination on 60 days’ written notice and for immediate termination in specified circumstances involving an uncured material breach, insolvency, or legal or regulatory constraints. The MOU also permits the Company and its affiliates, subject to applicable law and exchange requirements, to disclose the MOU and the cooperation in SEC filings, press releases, offering documents, investor presentations, and other capital-markets materials.

The foregoing description is qualified in its entirety by reference to the full text of the MOU, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report contains forward-looking statements, including statements regarding potential cooperation with OmniX; possible AI and high-performance computing services and AI applications; RWA and securities infrastructure; distribution and regional market development; potential pilots; and possible definitive agreements or corporate transactions. These statements reflect current expectations and are subject to risks and uncertainties. Actual outcomes could differ materially based on, among other things, whether the parties agree on commercial terms; whether required licenses, registrations, approvals, and permissions are obtained; the availability and cost of computing capacity and funding; cybersecurity, data-protection, regulatory, and model-governance risks; and customer demand and commercial viability. There can be no assurance that any contemplated workstream, pilot, or definitive agreement will proceed or generate revenue. Additional risks are described in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

104	—	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARWYNN HOLDINGS, INC.

By:	/s/ Yin Yan
Name:	Yin Yan
Title:	Chief Executive Officer and Chairperson
Date:	October 9, 2026

3